ADVANCED SERIES TRUST

AST Franklin Templeton K2 Global Absolute Return Portfolio

Supplement dated January 27, 2015 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Franklin Templeton K2 Global Absolute Return Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective February 1, 2016, Roger Bayston will replace Eric Takaha and become co-portfolio manager responsible for the day-to-day management of the Portfolio along with John Brooks Ritchey, Jr. and Norman J. Boersma.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows, effective February 1, 2016:

        I.            All references to Eric Takaha are hereby removed.

II.	The following table hereby replaces the table in the Summary Prospectus entitled “Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	K2/D&S Management Co., L.L.C.	John Brooks Ritchey, Jr.	Senior Managing Director	April 2014
	Templeton Global Advisers Limited	Norman J. Boersma	Portfolio Manager	April 2014
	Franklin Advisers, Inc.	Roger Bayston	Portfolio Manager	February 2016

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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